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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: August 4, 2000
                        (Date of earliest event reported)

                                  NEWCOR, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


         1-5985                                   38-0865770
(Commission File Number)                (I.R.S. Employer Identification No.)

        1825 S. Woodward Ave., Suite 240
        Bloomfield Hills, Michigan                  48302
  (Address of Principal Executive offices)        (Zip Code)


                                 (248) 253-2400
              (Registrant's Telephone Number, Including Area Code)







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Item 5.  Other Events.

         On August 4, 2000, Newcor, Inc issued the press release attached here to as Exhibit 99(a). In addition, Newcor has amended its Rights Agreement date January 12th, 2000. See Exhibit 99(b) and 99(c).

(c)  Exhibits


Exhibit No.    Exhibit
-----------    -------

   99(a)       Press Release dated August 4, 2000
   99(b)       First Amendment to the Rights Plan
   99(c)       Second Amendment to the Rights Plan



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            NEWCOR, INC.

                                            By: /s/ James J. Connor
                                                ------------------------------

Date:  August 4, 2000                       Name:   James J. Connor
                                            Title:  Interim CEO and President
                                                    VP Finance and CFO



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EXHIBIT INDEX


Exhibit No.       Exhibit
-----------       -------

99(a)             Press Release dated August 4, 2000
99(b)             First Amendment to the Rights Plan dated July 13, 2000
99(c)             Second Amendment to the Rights Plan dated August 3, 2000